SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                              October 21, 1998
                     (Date of earliest event reported)


                             TECO ENERGY, INC.
             (Exact Name of Registrant as Specified in Charter)


 Florida                         1-8180                     59-2052286
 (State of                     (Commission                (IRS Employer
 Incorporation)                File Number)               Identification No.)


               702 North Franklin Street, Tampa Florida 33602
        (Address of principal executive offices, including zip code)


                               (813) 228-4111
            (Registrant's telephone number, including area code)


                                    N/A
       (Former Name or Former Address, if Changed Since Last Report)


                          Total Number of Pages: 5
                       Exhibit Index Appears on Page 5



 ITEM 5.   OTHER EVENTS.

           On October 21, 1998, the Board of Directors of TECO Energy, Inc. (the "Company") approved the renewal of the Company's existing shareholder rights plan through the execution and delivery of a Renewed Rights Agreement.

           The terms of the Renewed Rights Agreement and the Rights issued thereunder are set forth in the Renewed Rights Agreement and are described in the related press release, copies of which are filed herewith as Exhibits 4 and 99, respectively, and incorporated herein by reference.


 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

 (c) Exhibits.

 Exhibit No.    Exhibit

      4 Renewed Rights Agreement dated as of October 21, 1998 between TECO Energy, Inc. and BankBoston, N.A.

      99        Press Release dated October 21, 1998.



                                 SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     TECO ENERGY, INC.
                                     (Registrant)


                                     By:  /s/Gordon L. Gillette
                                          ____________________________
                                         Name:  Gordon L. Gillette
                                         Title: Vice President-
                                                  Finance



 October 21, 1998
 __________________
 (Date)


                               Exhibit Index


 Exhibit                                                       Sequential
   No.                Exhibit Description                        Page No.

 4                Renewed Rights Agreement dated as
                  of October 21, 1998 between TECO
                  Energy, Inc. and BankBoston, N.A.

 99               Press Release dated October 21, 1998.